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                                    LAW OFFICES OF

30 ROCKEFELLER PLAZA            DECHERT PRICE & RHOADS              TEN POST OFFICE SQUARE SOUTH
NEW YORK, NY 10112                                                    BOSTON, MA 02109-4603
(212) 698-3500                                                           (617) 728-7100

                                     1775 EYE STREET, N.W.
4000 BELL ATLANTIC TOWER          WASHINGTON, DC 20006-2401            90 STATE HOUSE SQUARE
1717 ARCH STREET                                                   HARTFORD, CT 06103-3702
PHILADELPHIA, PA. 19103-2793
(215) 994-4000                                                            (860) 524-3999

                                TELEPHONE (202) 261-3300              65 AVENUE LOUISE
THIRTY NORTH THIRD STREET           FAX (202) 261-3533                1050 BRUSSELS, BELGIUM
HARRISBURG, PA 17101-1603
(717) 237-2000                                                          (32-2) 535-5411

                                                                       TITMUSS SALNER DECHERT
PRINCETON PIKE CORPORATE CENTER                                            2 SERGEANTS' INN
P.O. BOX 5218                                                        LONDON EC4Y 1LT, ENGLAND
PRINCETON, NJ, 08543-5218                                              (44-171) 583-5353
(609) 520-3200

                                                                       151 BOULEVARD HAUSSMANN
                                                                         75008 PARIS, FRANCE
                                                                         (33-1) 53 83 84 70
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                                   February 24, 1998

Northstar Trust
Two Pickwick Plaza
Greenwich, Connecticut 06830

Ladies and Gentlemen:

    As counsel to the Northstar Trust (the "Fund"), we are familiar with the Fund's registration under the Investment Company Act of 1940 and with the registration statement relating to its shares of beneficial interest under the Securities Act of 1933 (File No. 33-67852) (the "Registration Statement"). We have also examined such other corporate records, agreements, documents and instruments as we deemed appropriate.

    On the basis of the foregoing, we are of the opinion that the shares of beneficial interest of the Fund being registered under the Securities Act of 1933 in Post-Effective Amendment No. 35 to the Registration Statement will be legally and validly issued, fully paid and non-assessable by the Fund.

    We hereby consent to the filing of this opinion with and as part of Post-Effective Amendment No. 35 to the Registration Statement.


                                             Very truly yours,